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                                                                    Exhibit 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Bay Networks, Inc. of our report dated July 18, 1994 relating to the financial statements of Wellfleet Communications, Inc. for the year ended June 30, 1994.



PRICE WATERHOUSE LLP


Boston, Massachusetts
July 2, 1997